                                                                      Exhibit 1


                                    AGREEMENT

         Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Array Biopharma, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:   February 12, 2001                  ARCH VENTURE FUND III, L.P.

                                            By:  ARCH Venture Partners, L.L.C.
                                                 its General Partner


                                                 By:               *
                                                      -------------------------
                                                      Steven Lazarus
                                                      Managing Director


                                            ARCH VENTURE PARTNERS, L.L.C.

                                                  By:               *
                                                       ------------------------
                                                       Steven Lazarus
                                                       Managing Director


                                                           *
                                            -----------------------------------
                                                         Steven Lazarus

                                                              *
                                            -----------------------------------
                                                         Keith Crandell

                                                              *
                                            -----------------------------------
                                                          Robert Nelsen

                                                              *
                                            -----------------------------------
                                                          Clinton Bybee

                                               * By: /s/ Mark McDonnell
                                                     --------------------------
                                                     Mark McDonnell as Attorney-
                                                     in-Fact



                              Page 12 of 16 Pages

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.


                              Page 13 of 16 Pages